SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                ----------------

                                 April 24, 2003
                          ---------------------------
                Date of Report (Date of Earliest Event Reported)


                           MAXCOR FINANCIAL GROUP INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


               Delaware                   0-25056             59-3262958
     ----------------------------    ----------------     -------------------
     (State or Other Jurisdiction    (Commission File      I.R.S. Employer
          of Incorporation)               Number)         Identification No.)

                          One Seaport Plaza, 19th Floor
                               New York, New York
                        --------------------------------
                    (Address of Principal Executive Offices)

                                      10292
                                 --------------
                                   (Zip Code)

                                 (646) 346-7000
                       ----------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                One Seaport Plaza
                            New York, New York 10038
                   ------------------------------------------
                   (Former Name or Former Address, if Changed
                               Since Last Report)




                         The Exhibit Index is on Page 4


                                Page 1 of 5 Pages

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)       Exhibits.

99.1      Press Release, dated April 24, 2003.


ITEM 9.   REGULATION FD DISCLOSURE

          On April 24, 2003, the Registrant issued a press release announcing that its Board of Directors has authorized the repurchase of up to an additional 700,000 shares, or approximately 10% of the Company's currently outstanding common stock, under its previously announced share repurchase program, increasing the number of remaining shares that the Company is authorized to repurchase under its most recent July 2001 repurchase authorization to 1,089,193 shares. The press release is furnished herewith and attached hereto as Exhibit 99.1.

          The furnishing of the press release as an exhibit to this Report is not to be deemed an admission that the release contains material information that has not already been publicly disclosed in the manner contemplated by Regulation FD Rule 101(e)(2).


                                Page 2 of 5 Pages

                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MAXCOR FINANCIAL GROUP INC.


                                            By: /s/ STEVEN R. VIGLIOTTI
                                                --------------------------------
                                                Name:  Steven R. Vigliotti
                                                Title: Chief Financial Officer



Date: April 24, 2003


                                Page 3 of 5 Pages

                                  EXHIBIT INDEX



Exhibit No.             Description                             Page No.
-----------             -----------                             --------

99.1                    Press Release, dated April 24, 2003         5



                                Page 4 of 5 Pages